FIRST AMENDMENT

Date: November 20, 2009

THIS FIRST AMENDMENT is part of that certain Standard Industrial/Commercial Single-Tenant Lease -- Gross dated June 6, 2007 by and between MCKENDRY ENTERPRISES, INC. PROFIT SHARING PLAN & RETIREMENT TRUST (Lessor) and ROYAL MINES AND MINERALS CORPORATION (Lessee) for the property located at 2344 North 33rd Avenue, Phoenix, AZ.

Whereas both Lessor and Lessee agree to extend the term of the Lease dated June 6, 2007, all terms and conditions of that Lease shall remain the same except for the following:

54. RENTAL SCHEDULE:

Months		Amount
1 – 6:	January 1, 2010 through June 30, 2010:	$4,905.00/month*
7:	July 1, 2010 through July 31, 2010:	Free Rent
8 – 19:	August 1, 2010 through July 31, 2011:	$4,905.00/month*
20:	August 1, 2011 through August 31, 2011:	Free Rent
21 – 32:	September 1, 2011 through August 31, 2012:	$5,199.00/month*
33 – 44:	September 1, 2012 through August 31, 2013:	$5,493.00/month*

*Plus applicable rental tax.

55. BASE YEAR: The Base Year of the Lease shall be 2010, with:

Base Year Property Taxes:	$15,396.44
Base Year Insurance:	$2,295.00

LESSOR:
MCKENDRY ENTERPRISES, INC.
PROFIT SHARING PLAN &
RETIREMENT TRUST

By: Stephen M. McKendry (signature)
Stephen M. McKendry
Its: TRUSTEE

Date: 11-24-09

LESSEE:
ROYAL MINES AND MINERALS CORP.

By: (signature)
Jason S. Mitchell
Its: CFO

Date: 11/20/09